                                                                      EXHIBIT 20



                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 17, 2004 and covers activity from March 27, 2004 through April 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of May, 2004.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 -------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------

A. Trust Activity                                          Trust Totals
-----------------                                          ------------

Number of days in period                                             30
Beginning Principal Receivable Balance (1)            24,388,555,978.64
Special Funding Account Balance                                    0.00
Beginning Total Principal Balance                     24,388,555,978.64
Finance Charge Collections (excluding                    338,157,829.61
 Recoveries)
Recoveries                                                17,684,250.37
Total Collections of Finance Charge Receivables          355,842,079.98
Total Collections of Principal Receivables             5,546,175,014.90
Monthly Payment Rate                                           22.7409%
Defaulted amount                                         108,939,818.22
Annualized Default Rate                                         5.4784%
Trust Portfolio Yield                                          12.3172%
New Principal Receivables                              5,460,411,371.71
Ending Principal Receivables Balance                  24,193,852,517.24
Ending Required Minimum Principal Balance             20,517,250,000.00
Ending Transferor Amount                               5,018,852,517.24
Ending Special Funding Account Balance                             0.00
Ending Total Principal Balance                        24,193,852,517.24










(1) As of the close of business on April 16, 2004, the pooling and servicing agreement was amended to provide for, among other things, the reduction of the Discount Option Percentage from 2% to 0% effective as of the close of business March 26, 2004. Accordingly, any Collections with respect to Discount Option Receivables in effect after the close of business on March 26, 2004 would be treated as Collections of Principal Receivables. As a result of this amendment, $252 million of Finance Charge Receivables that previously were deemed to be Discount Option Receivables were recharacterized as Principal Receivables as of the first day of the April 2004 Monthly Period.



B. Series Allocations                                        Series 1999-1      Series 1999-2      Series 1999-3       Series 1999-5
---------------------                                        -------------      -------------      -------------       -------------
Group Number                                                             1                  1                  2                   2
Invested Amount                                                       0.00     500,000,000.00   1,000,000,000.00      500,000,000.00
Adjusted Invested Amount                                              0.00     500,000,000.00   1,000,000,000.00      500,000,000.00
Principal Funding Account Balance                                     0.00               0.00               0.00                0.00
Series Required Transferor Amount                                     0.00      35,000,000.00      70,000,000.00       35,000,000.00
Series Allocation Percentage                                         0.00%              2.61%              5.22%               2.61%
Series Alloc. Finance
    Charge Collections                                                0.00       9,278,802.61      18,557,605.21        9,278,802.61
Series Allocable Recoveries                                           0.00         461,127.78         922,255.56          461,127.78
Series Alloc. Principal Collections                                   0.00     144,619,948.24     289,239,896.47      144,619,948.24
Series Allocable Defaulted Amount                                     0.00       2,840,673.23       5,681,346.45        2,840,673.23

B. Series Allocations                     Series 2000-1      Series 2000-2      Series 2000-3      Series 2000-4       Series 2000-5
---------------------                     -------------      -------------      -------------      -------------       -------------

Group Number                                          1                  2                  2                  2                   2
Invested Amount                          500,000,000.00     500,000,000.00   1,000,000,000.00   1,212,122,000.00      787,878,000.00
Adjusted Invested Amount                 500,000,000.00     500,000,000.00   1,000,000,000.00   1,212,122,000.00      787,878,000.00
Principal Funding Account Balance                  0.00               0.00               0.00               0.00                0.00
Series Required Transferor Amount         35,000,000.00      35,000,000.00      70,000,000.00      84,848,540.00       55,151,460.00
Series Allocation Percentage                      2.61%              2.61%              5.22%              6.32%               4.11%
Series Alloc. Finance
    Charge Collections                     9,278,802.61       9,278,802.61      18,557,605.21      22,494,081.55       14,621,128.88
Series Allocable Recoveries                  461,127.78         461,127.78         922,255.56       1,117,886.25          726,624.87
Series Alloc. Principal Collections      144,619,948.24     144,619,948.24     289,239,896.47     350,594,041.79      227,885,751.15
Series Allocable Defaulted Amount          2,840,673.23       2,840,673.23       5,681,346.45       6,886,485.02        4,476,207.88

B. Series Allocations                     Series 2001-1      Series 2001-2      Series 2001-3      Series 2001-4       Series 2001-5
---------------------                     -------------      -------------      -------------      -------------       -------------

Group Number                                          2                  1                  2                  2                   2
Invested Amount                          750,000,000.00     250,000,000.00     750,000,000.00     725,000,000.00      500,000,000.00
Adjusted Invested Amount                 750,000,000.00     250,000,000.00     750,000,000.00     725,000,000.00      500,000,000.00
Principal Funding Account Balance                  0.00               0.00               0.00               0.00                0.00
Series Required Transferor Amount         52,500,000.00      17,500,000.00      52,500,000.00      50,750,000.00       35,000,000.00
Series Allocation Percentage                      3.91%              1.30%              3.91%              3.78%               2.61%
Series Alloc. Finance
    Charge Collections                    13,918,203.91       4,639,401.30      13,918,203.91      13,454,263.78        9,278,802.61
Series Allocable Recoveries                  691,691.67         230,563.89         691,691.67         668,635.28          461,127.78
Series Alloc. Principal Collections      216,929,922.36      72,309,974.12     216,929,922.36     209,698,924.94      144,619,948.24
Series Allocable Defaulted Amount          4,261,009.84       1,420,336.61       4,261,009.84       4,118,976.18        2,840,673.23

B. Series Allocations                     Series 2001-6      Series 2001-7      Series 2002-1      Series 2002-2       Series 2002-3
---------------------                     -------------      -------------      -------------      -------------       -------------

Group Number                                          2                  2                  2                  2                   2
Invested Amount                          700,000,000.00     650,000,000.00     920,000,000.00     940,000,000.00      920,000,000.00
Adjusted Invested Amount                 700,000,000.00     650,000,000.00     920,000,000.00     940,000,000.00      920,000,000.00
Principal Funding Account Balance                  0.00               0.00               0.00               0.00                0.00
Series Required Transferor Amount         49,000,000.00      45,500,000.00      64,400,000.00      65,800,000.00       64,400,000.00
Series Allocation Percentage                      3.65%              3.39%              4.80%              4.90%               4.80%
Series Alloc. Finance
    Charge Collections                    12,990,323.65      12,062,443.39      17,072,996.80      17,444,148.90       17,072,996.80
Series Allocable Recoveries                  645,578.89         599,466.11         848,475.12         866,920.23          848,475.12
Series Alloc. Principal Collections      202,467,927.53     188,005,932.71     266,100,704.76     271,885,502.69      266,100,704.76
Series Allocable Defaulted Amount          3,976,942.52       3,692,875.19       5,226,838.74       5,340,465.66        5,226,838.74

B. Series Allocations                     Series 2002-4      Series 2002-5      Series 2002-6      Series 2003-1       Series 2003-2
---------------------                     -------------      -------------      -------------      -------------       -------------

Group Number                                          2                  2                  2                  2                   2
Invested Amount                          500,000,000.00     600,000,000.00     720,000,000.00     920,000,000.00    1,100,000,000.00
Adjusted Invested Amount                 500,000,000.00     600,000,000.00     720,000,000.00     920,000,000.00    1,100,000,000.00
Principal Funding Account Balance                  0.00               0.00               0.00               0.00                0.00
Series Required Transferor Amount         35,000,000.00      42,000,000.00      50,400,000.00      64,400,000.00       77,000,000.00
Series Allocation Percentage                      2.61%              3.13%              3.75%              4.80%               5.74%
Series Alloc. Finance
     Charge Collections                    9,278,802.61      11,134,563.13      13,361,475.75      17,072,996.80       20,413,365.74
Series Allocable Recoveries                  461,127.78         553,353.34         664,024.00         848,475.12        1,014,481.12
Series Alloc. Principal Collections      144,619,948.24     173,543,937.88     208,252,725.46     266,100,704.76      318,163,886.12
Series Allocable Defaulted Amount          2,840,673.23       3,408,807.87       4,090,569.45       5,226,838.74        6,249,481.10


B. Series Allocations                      Series 2003-3      Series 2003-4     Series 2004-1                           Trust Total
---------------------                      -------------      -------------     -------------                           -----------
Group Number                                           2                  1                 2
Invested Amount                           750,000,000.00     680,000,000.00    800,000,000.00                     19,175,000,000.00
Adjusted Invested Amount                  750,000,000.00     680,000,000.00    800,000,000.00                     19,175,000,000.00
Principal Funding Account Balance                   0.00               0.00              0.00                                  0.00
Series Required Transferor Amount          52,500,000.00      47,600,000.00     56,000,000.00                      1,342,250,000.00
Series Allocation Percentage                       3.91%              3.55%             4.17%                                  100%
Series Alloc. Finance
     Charge Collections                    13,918,203.91      12,619,171.55     14,846,084.17                        355,842,079.98
Series Allocable Recoveries                   691,691.67         627,133.78        737,804.45                         17,684,250.37
Series Alloc. Principal Collections       216,929,922.36     196,683,129.60    231,391,917.18                      5,546,175,014.90
Series Allocable Defaulted Amount           4,261,009.84       3,863,315.59      4,545,077.16                        108,939,818.22

C. Group Allocations
--------------------

1. Group 1 Allocations                     Series 1999-1      Series 1999-2      Series 2000-1
----------------------                     -------------      -------------      -------------

Investor Finance Charge Collections                 0.00       7,297,036.51      7,295,267.51

Investor Monthly Interest                           0.00       2,361,979.17      2,846,666.67
Investor Default Amount                             0.00       2,233,420.84      2,233,420.84
Investor Monthly Fees                               0.00         833,333.33        833,333.33
Investor Additional Amounts                         0.00               0.00              0.00
Total                                               0.00       5,428,733.34      5,913,420.84

Reallocated Investor Finance
     Charge Collections                             0.00       7,297,036.51      7,295,267.51
Available Excess                                    0.00       1,868,303.17      1,381,846.67

1. Group 1 Allocations                     Series 2001-2      Series 2003-4                                           Group 1 Total
----------------------                     -------------      -------------                                           -------------

Investor Finance Charge Collections         3,647,633.75       9,921,563.81                                           28,161,501.58

Investor Monthly Interest                   1,101,927.08         983,648.33                                            7,294,221.25
Investor Default Amount                     1,116,710.42       3,037,452.34                                            8,621,004.43
Investor Monthly Fees                         416,666.67       1,133,333.33                                            3,216,666.67
Investor Additional Amounts                         0.00               0.00                                                    0.00
Total                                       2,635,304.17       5,154,434.01                                           19,131,892.35

Reallocated Investor Finance
     Charge Collections                     3,647,633.75       9,921,563.81                                           28,161,501.58
Available Excess                            1,012,329.59       4,767,129.81                                            9,029,609.23

2. Group 2 Allocations                                        Series 1999-3     Series 1999-5     Series 2000-2       Series 2000-3
----------------------                                        -------------     -------------     -------------       -------------

Investor Finance Charge Collections                           14,593,911.02      7,296,955.51      7,295,267.51       14,590,535.02

Investor Monthly Interest                                      1,176,400.00        631,955.56        599,833.33        1,187,555.56
Investor Default Amount                                        4,466,841.67      2,233,420.84      2,233,420.84        4,466,841.67
Investor Monthly Fees                                          1,666,666.67        833,333.33        833,333.33        1,666,666.67
Investor Additional Amounts                                            0.00              0.00              0.00                0.00
Total                                                          7,309,908.34      3,698,709.73      3,666,587.50        7,321,063.90

Reallocated Investor Finance
     Charge Collections                                       14,593,911.02      7,296,955.51      7,295,267.51       14,590,535.02
Available Excess                                               7,284,002.67      3,598,245.78      3,628,680.00        7,269,471.12

2. Group 2 Allocations                     Series 2000-4      Series 2000-5     Series 2001-1     Series 2001-3       Series 2001-4
----------------------                     -------------      -------------     -------------     -------------       -------------

Investor Finance Charge Collections        17,685,508.48      11,495,561.55     10,942,901.26     10,942,901.26       10,578,137.89

Investor Monthly Interest                   1,423,220.09         929,100.44        892,900.00        878,933.33          855,757.78
Investor Default Amount                     5,414,357.06       3,519,326.28      3,350,131.26      3,350,131.26        3,238,460.21
Investor Monthly Fees                       2,020,203.33       1,313,130.00      1,250,000.00      1,250,000.00        1,208,333.33
Investor Additional Amounts                         0.00               0.00              0.00              0.00                0.00
Total                                       8,857,780.49       5,761,556.73      5,493,031.26      5,479,064.59        5,302,551.32

Reallocated Investor Finance
     Charge Collections                    17,685,508.48      11,495,561.55     10,942,901.26     10,942,901.26       10,578,137.89
Investment Funding Account Proceeds               909.00
Available Excess                            8,828,637.00       5,734,004.82      5,449,870.01      5,463,836.67        5,275,586.56



2. Group 2 Allocations                     Series 2001-5      Series 2001-6     Series 2001-7     Series 2002-1       Series 2002-2
----------------------                     -------------      -------------     -------------     -------------       -------------
Investor Finance Charge Collections         7,295,267.51      10,213,374.51      9,483,847.76     13,423,292.21       13,715,102.91

Investor Monthly Interest                     615,222.22         819,622.22        761,540.00      1,081,511.11        1,100,384.89
Investor Default Amount                     2,233,420.84       3,126,789.17      2,903,447.09      4,109,494.34        4,198,831.17
Investor Monthly Fees                         833,333.33       1,166,666.67      1,083,333.33      1,533,333.33        1,566,666.67
Investor Additional Amounts                         0.00               0.00              0.00              0.00                0.00
Total                                       3,681,976.39       5,113,078.06      4,748,320.42      6,724,338.78        6,865,882.73

Reallocated Investor Finance
     Charge Collections                     7,295,267.51      10,213,374.51      9,483,847.76     13,423,292.21       13,715,102.91
Investment Funding Account Proceeds
Available Excess                            3,613,291.12       5,100,296.45      4,735,527.34      6,698,953.43        6,849,220.19

2. Group 2 Allocations                     Series 2002-3      Series 2002-4     Series 2002-5     Series 2002-6       Series 2003-1
----------------------                     -------------      -------------     -------------     -------------       -------------

Investor Finance Charge Collections        13,423,292.21       7,295,267.51      8,754,321.01     10,505,185.21       13,423,292.21

Investor Monthly Interest                   1,076,318.22         550,466.67        733,866.67        864,800.00        1,085,395.56
Investor Default Amount                     4,109,494.34       2,233,420.84      2,680,105.00      3,216,126.01        4,109,494.34
Investor Monthly Fees                       1,533,333.33         833,333.33      1,000,000.00      1,200,000.00        1,533,333.33
Investor Additional Amounts                         0.00               0.00              0.00              0.00                0.00
Total                                       6,719,145.90       3,617,220.84      4,413,971.67      5,280,926.01        6,728,223.23

Reallocated Investor Finance
     Charge Collections 13,423,292.21                          7,295,267.51      8,754,321.01     10,505,185.21       13,423,292.21
Investment Funding Account Proceeds
Available Excess                            6,704,146.32       3,678,046.67      4,340,349.34      5,224,259.21        6,695,068.99

2. Group 2 Allocations                     Series 2003-2      Series 2003-3     Series 2004-1                         Group 2 Total
----------------------                     -------------      -------------     -------------                         -------------

Investor Finance Charge Collections        16,049,588.52      10,942,901.26     11,672,428.01                        251,618,840.34

Investor Monthly Interest                   1,300,053.33         883,433.33        878,257.78                         20,326,528.09
Investor Default Amount                     4,913,525.84       3,350,131.26      3,573,473.34                         77,030,684.67
Investor Monthly Fees                       1,833,333.33       1,250,000.00      1,333,333.33                         28,741,666.67
Investor Additional Amounts                         0.00               0.00              0.00                                  0.00
Total                                       8,046,912.51       5,483,564.59      5,785,064.45                        126,098,879.43

Reallocated Investor Finance
      Charge Collections                   16,049,588.52      10,942,901.26     11,672,428.01                        251,618,840.34
Investment Funding Account Proceeds                                                                                          909.00
Available Excess                            8,002,676.01       5,459,336.67      5,887,363.56                        125,520,869.91




D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                       235,408,159
61-90 Days Delinquent:                       149,716,951
90+ Days Delinquent:                         241,719,503
Total 30+ Days Delinquent:                   626,844,613




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Series       Total Investor       Transferors
A. Investor/Transferor Allocations                Allocations        Interest           Interest
----------------------------------                -----------     --------------       -----------
Beginning Invested /Transferor Amount                    0.00               0.00              0.00
Beginning Adjusted Invested Amount                        N/A               0.00               N/A
Floating Allocation Percentage                            N/A            0.0000%           0.0000%
Principal Allocation Percentage                           N/A            0.0000%           0.0000%
Collections of Finance Chg. Receivables                  0.00               0.00              0.00
Collections of Principal Receivables                     0.00               0.00              0.00
Defaulted Amount                                         0.00               0.00              0.00

Ending Invested / Transferor Amounts                     0.00               0.00              0.00


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Collateral
B. Monthly Period Funding Requirements                Class A            Class B         Interest              Total
---------------------------------------               -------            -------        ----------             -----

Principal Funding Account                                0.00               0.00              0.00              0.00
Investment Proceeds for Monthly Period                   0.00               0.00              0.00              0.00
Reserve Draw Amount                                      0.00               0.00              0.00              0.00
Available Reserve Account Amount                         0.00               0.00              0.00              0.00
Reserve Account Surplus                                  0.00               0.00              0.00              0.00

Coupon  April 15, 2004 to May 16, 2004                0.0000%            0.0000%           0.0000%
Monthly Interest Due                                     0.00               0.00              0.00              0.00
Outstanding Monthly Interest Due                         0.00               0.00              0.00              0.00
Additional Interest Due                                  0.00               0.00              0.00              0.00
Total Interest Due                                       0.00               0.00              0.00              0.00
Investor Default Amount                                  0.00               0.00              0.00              0.00
Investor Monthly Fees Due                                0.00               0.00              0.00              0.00
Investor Additional Amounts Due
Total Due                                                0.00               0.00              0.00              0.00

Reallocated Investor Finance Charge Collections                                                                 0.00
Interest and Principal Funding Investment Proceeds                                                              0.00
Interest on Reserve Account                                                                                     0.00
Series Adjusted Portfolio Yield                                                                              0.0000%
Base Rate                                                                                                    0.0000%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Collateral
C. Certificates - Balances and Distributions          Class A            Class B         Interest              Total
--------------------------------------------          -------            -------        ----------             -----

Beginning Certificates Balance                           0.00               0.00              0.00              0.00
Interest Distributions                                   0.00               0.00              0.00              0.00
Principal Deposits - Prin. Funding Account               0.00               0.00              0.00              0.00
Principal Distributions                                  0.00               0.00              0.00              0.00
Total Distributions                                      0.00               0.00              0.00              0.00
Ending Certificates Balance                              0.00               0.00              0.00              0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                  0.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                               0.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly Interest:                   0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                       0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                      0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                      0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                  0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                      0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                             0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                              0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                              0.00

   2.  Amount of the distribution in
       respect of class B monthly interest:                               0.00

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                          0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                            0.00

   5.  Amount of the distribution in
       respect of class B principal:                                      0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                        0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                      0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                   0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                  0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                              0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                                   0.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                                  0.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                               0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                 0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                          0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                   0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                           0.00

       a. Class A Monthly Interest:                                       0.00
       b. Class A Outstanding Monthly Interest:                           0.00
       c. Class A Additional Interest:                                    0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):                   0.00
       e. Excess Spread:                                                  0.00

   2.  Class B Available Funds:                                           0.00

       a. Class B Monthly Interest:                                       0.00
       b. Class B Outstanding Monthly Interest:                           0.00
       c. Class B Additional Interest:                                    0.00
       d. Excess Spread:                                                  0.00

   3.  Collateral Available Funds:                                        0.00

       a. Excess Spread:                                                  0.00

   4.  Total Excess Spread:                                               0.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                                   0.00

   2.  Series 1999-1 Allocable Principal
       Collections:                                                       0.00

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:                     0.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                              0.00

   5.  Item 3 minus item 4:                                               0.00

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                                       0.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                            0.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                                        0.00

   2.  Required Collateral Invested Amount:                               0.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          0.00

   4.  Treated as Shared Principal Collections:                           0.00

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                                     0.00
   2.  Excess Finance Charge Collections:                                 0.00
   3.  Applied to fund Class A Required Amount:                           0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                                0.00
   5.  Applied to fund Class B overdue Interest:                          0.00
   6.  Applied to fund Class B Required Amount:                           0.00
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                        0.00
   8.  Applied to Collateral Monthly Interest:                            0.00
   9.  Applied to unpaid Monthly Servicing Fee:                           0.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                                   0.00
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                        0.00
   12. Deposited to Reserve Account:                                      0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                        0.00
   l4. Balance:                                                           0.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                          0.00
       b. Prior Monthly Period                                            0.00
       c. Second Prior Monthly Period                                     0.00

   2.  Three Month Average Base Rate                                      0.00

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                          0.00
       b. Prior Monthly Period                                            0.00
       c. Second Prior Monthly Period                                     0.00

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                              0.00



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series         Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations         Interest            Interest
----------------------------------                    -----------      --------------        -----------
Beginning Invested /Transferor Amount              635,946,700.88      500,000,000.00     135,946,700.88
Beginning Adjusted Invested Amount                            N/A      500,000,000.00                N/A
Floating Allocation Percentage                                N/A            78.6229%           21.3771%
Principal Allocation Percentage                               N/A            78.6229%           21.3771%
Collections of Finance Chg. Receivables              9,278,802.61        7,297,036.51       1,983,535.10
Collections of Principal Receivables               144,619,948.24      113,704,456.71      30,915,491.53
Defaulted Amount                                     2,840,673.23        2,233,420.84         607,252.39

Ending Invested / Transferor Amounts               630,869,687.54      500,000,000.00     130,869,687.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                    Class A             Class B          Interest               Total
--------------------------------------                    -------             -------         ----------              -----

Principal Funding Account                                    0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                       0.00                0.00               0.00               0.00
Reserve Draw Amount                                          0.00                0.00               0.00               0.00
Available Reserve Account Amount                             0.00                0.00               0.00               0.00
Reserve Account Surplus                              2,162,500.00                0.00               0.00       2,162,500.00

Coupon  April 15, 2004 to May 16, 2004                    5.9500%             6.1000%            1.9500%
Monthly Interest Due                                 2,144,479.17          152,500.00          65,000.00       2,361,979.17
Outstanding Monthly Interest Due                             0.00                0.00               0.00               0.00
Additional Interest Due                                      0.00                0.00               0.00               0.00
Total Interest Due                                   2,144,479.17          152,500.00          65,000.00       2,361,979.17
Investor Default Amount                              1,931,909.02          134,005.25         167,506.56       2,233,420.84
Investor Monthly Fees Due                              720,833.33           50,000.00          62,500.00         833,333.33
Investor Additional Amounts Due
Total Due                                            4,797,221.52          336,505.25         295,006.56       5,428,733.34

Reallocated Investor Finance Charge Collections                                                                7,297,036.51
Interest and Principal Funding Investment Proceeds                                                                     0.00
Interest on Reserve Account                                                                                        1,769.00
Series Adjusted Portfolio Yield                                                                                    12.3215%
Base Rate                                                                                                           7.2893%


----------------------------------------------------------------------------------------------------------------------=-------------
                                                                                             Collateral
C. Certificates - Balances and Distributions              Class A             Class B         Interest                Total
--------------------------------------------              -------             -------        ----------               -----

Beginning Certificates Balance                     432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00
Interest Distributions                               2,144,479.17          152,500.00          65,000.00       2,361,979.17
Principal Deposits - Prin. Funding Account         432,500,000.00       30,000,000.00               0.00     462,500,000.00
Principal Distributions                            432,500,000.00       30,000,000.00      37,500,000.00     500,000,000.00
Total Distributions                                434,644,479.17       30,152,500.00      37,565,000.00     502,361,979.17
Ending Certificates Balance                                  0.00                0.00               0.00               0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                             $1,004.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                 $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                         $1,005.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                 $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $37,565,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $65,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                       $37,500,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,311,936.58

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,931,909.02
       e. Excess Spread:                                         $2,235,548.39

   2.  Class B Available Funds:                                    $437,822.19

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $285,322.19

   3.  Collateral Available Funds:                                 $547,277.74

       a. Excess Spread:                                           $547,277.74

   4. T otal Excess Spread:                                      $3,068,148.32

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $144,619,948.24

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $113,704,456.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $113,704,456.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                      $384,062,122.45

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,233,420.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $500,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                                         N/A

   2.  Required Collateral Invested Amount:                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   4.  Treated as Shared Principal Collections:                            N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                              $462,500,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                $37,500,000.00

   3.  Principal Distribution:                                 $500,000,000.00

   4.  Treated as Shared Principal Collections:                           0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,068,148.32
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $134,005.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $65,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $167,506.56
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,868,303.17

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.2893%
       b. Prior Monthly Period                                         7.5189%
       c. Second Prior Monthly Period                                  8.6112%

   2.  Three Month Average Base Rate                                   7.8065%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3215%
       b. Prior Monthly Period                                        13.6470%
       c. Second Prior Monthly Period                                 13.2060%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0582%



IV. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations          Interest            Interest
----------------------------------                      -----------       --------------        -----------
Beginning Invested /Transferor Amount              1,271,893,401.75     1,000,000,000.00     271,893,401.75
Beginning Adjusted Invested Amount                              N/A     1,000,000,000.00                N/A
Floating Allocation Percentage                                  N/A             78.6229%           21.3771%
Principal Allocation Percentage                                 N/A             78.6229%           21.3771%
Collections of Finance Chg. Receivables               18,557,605.21        14,593,911.02       3,967,070.20
Collections of Principal Receivables                 289,239,896.47       227,408,913.42      61,830,983.06
Defaulted Amount                                       5,681,346.45         4,466,841.67       1,214,504.78

Ending Invested / Transferor Amounts               1,261,739,375.08     1,000,000,000.00     261,739,375.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                      Class A              Class B          Interest               Total
--------------------------------------                      -------              -------         ----------              -----

Principal Funding Account                                      0.00                 0.00               0.00               0.00
Investment Proceeds for Monthly Period                         0.00                 0.00               0.00               0.00
Reserve Draw Amount                                            0.00                 0.00               0.00               0.00
Available Reserve Account Amount                               0.00                 0.00               0.00               0.00
Reserve Account Surplus                                4,125,000.00                 0.00               0.00       4,125,000.00

Coupon  April 15, 2004 to May 16, 2004                      1.2400%              1.4400%            1.9500%
Monthly Interest Due                                     909,333.33           102,400.00         164,666.67       1,176,400.00
Outstanding Monthly Interest Due                               0.00                 0.00               0.00               0.00
Additional Interest Due                                        0.00                 0.00               0.00               0.00
Total Interest Due                                       909,333.33           102,400.00         164,666.67       1,176,400.00
Investor Default Amount                                3,685,144.38           357,347.33         424,349.96       4,466,841.67
Investor Monthly Fees Due                              1,375,000.00           133,333.33         158,333.33       1,666,666.67
Investor Additional Amounts Due
Total Due                                              5,969,477.71           593,080.67         747,349.96       7,309,908.34

Reallocated Investor Finance Charge Collections                                                                  14,593,911.02
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                           3,376.00
Series Adjusted Portfolio Yield                                                                                       12.3213%
Base Rate                                                                                                              3.2429%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A              Class B         Interest                Total
--------------------------------------------                -------              -------        ----------               -----

Beginning Certificates Balance                       825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00
Interest Distributions                                   909,333.33           102,400.00         164,666.67       1,176,400.00
Principal Deposits - Prin. Funding Account           825,000,000.00        80,000,000.00               0.00     905,000,000.00
Principal Distributions                              825,000,000.00        80,000,000.00      95,000,000.00   1,000,000,000.00
Total Distributions                                  825,909,333.33        80,102,400.00      95,164,666.67   1,001,176,400.00
Ending Certificates Balance                                    0.00                 0.00               0.00               0.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                             $1,001.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                 $1,000.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                         $1,001.28

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.28

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5. Amount of the distribution in
       respect of class B principal:                                 $1,000.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                         $95,164,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $164,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                       $95,000,000.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1. Class A Available Funds:                                  $12,039,976.59

       a. Class A Monthly Interest:                                $909,333.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,685,144.38
       e. Excess Spread:                                         $7,445,498.87

   2.  Class B Available Funds:                                  $1,167,512.88

       a. Class B Monthly Interest:                                $102,400.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,065,112.88

   3.  Collateral Available Funds:                               $1,386,421.55

       a. Excess Spread:                                         $1,386,421.55

   4.  Total Excess Spread:                                      $9,897,033.30

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $289,239,896.47

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $227,408,913.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $227,408,913.42

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                      $768,124,244.91

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,466,841.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                               $1,000,000,000.00

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                                         N/A

   2.  Required Collateral Invested Amount:                                N/A

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   4.  Treated as Shared Principal Collections:                            N/A

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                              $905,000,000.00

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                $95,000,000.00

   3.  Principal Distribution:                               $1,000,000,000.00

   4.  Treated as Shared Principal Collections:                           0.00

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                            $9,897,033.30
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $357,347.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $164,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $424,349.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,284,002.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2429%
       b. Prior Monthly Period                                         3.2941%
       c. Second Prior Monthly Period                                  3.5886%

   2.  Three Month Average Base Rate                                   3.3752%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3213%
       b. Prior Monthly Period                                        13.6468%
       c. Second Prior Monthly Period                                 13.2058%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0580%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations         Interest               Interest
----------------------------------                      -----------       --------------         -----------
Beginning Invested /Transferor Amount                635,946,700.88       500,000,000.00      135,946,700.88
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             78.6229%            21.3771%
Principal Allocation Percentage                                 N/A             78.6229%            21.3771%
Collections of Finance Chg. Receivables                9,278,802.61         7,296,955.51        1,983,535.10
Collections of Principal Receivables                 144,619,948.24       113,704,456.71       30,915,491.53
Defaulted Amount                                       2,840,673.23         2,233,420.84          607,252.39

Ending Invested / Transferor Amounts                 630,869,687.54       500,000,000.00      130,869,687.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A              Class B           Interest                Total
--------------------------------------                      -------              -------          ----------               -----

Principal Funding Account                                      0.00                 0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                0.00
Available Reserve Account Amount                       2,062,500.00                 0.00                0.00        2,062,500.00
Reserve Account Surplus                                        0.00                 0.00                0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                      1.3400%              1.5800%             2.0000%
Monthly Interest Due                                     491,333.33            56,177.78           84,444.44          631,955.56
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                0.00
Additional Interest Due                                        0.00                 0.00                0.00                0.00
Total Interest Due                                       491,333.33            56,177.78           84,444.44          631,955.56
Investor Default Amount                                1,842,572.19           178,673.67          212,174.98        2,233,420.84
Investor Monthly Fees Due                                687,500.00            66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              3,021,405.52           301,518.11          375,786.09        3,698,709.73

Reallocated Investor Finance Charge Collections                                                                     7,296,955.51
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                             1,688.00
Series Adjusted Portfolio Yield                                                                                         12.3213%
Base Rate                                                                                                                3.3427%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A              Class B          Interest                 Total
--------------------------------------------                -------              -------         ----------                -----

Beginning Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   491,333.33            56,177.78           84,444.44          631,955.56
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                0.00
Principal Distributions                                        0.00                 0.00                0.00                0.00
Total Distributions                                      491,333.33            56,177.78           84,444.44          631,955.56
Ending Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.19

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.19

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.40

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.40

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $84,444.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $84,444.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,019,988.29

       a. Class A Monthly Interest:                                $491,333.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,842,572.19
       e. Excess Spread:                                         $3,686,082.77

   2.  Class B Available Funds:                                    $583,756.44

       a. Class B Monthly Interest:                                 $56,177.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $527,578.66

   3.  Collateral Available Funds:                                 $693,210.77

       a. Excess Spread:                                           $693,210.77

   4.  Total Excess Spread:                                      $4,906,872.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $144,619,948.24

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $113,704,456.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $113,704,456.71

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,233,420.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $115,937,877.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $115,937,877.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $4,906,872.21
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $178,673.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $84,444.44
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $212,174.98
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,598,245.78

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3427%
       b. Prior Monthly Period                                         3.3939%
       c. Second Prior Monthly Period                                  3.6884%

   2.  Three Month Average Base Rate                                   3.4750%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3213%
       b. Prior Monthly Period                                        13.6468%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0568%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest             Interest
----------------------------------                      -----------       --------------         -----------
Beginning Invested /Transferor Amount                635,946,700.88       500,000,000.00      135,946,700.88
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             78.6229%            21.3771%
Principal Allocation Percentage                                 N/A             78.6229%            21.3771%
Collections of Finance Chg. Receivables                9,278,802.61         7,295,267.51        1,983,535.10
Collections of Principal Receivables                 144,619,948.24       113,704,456.71       30,915,491.53
Defaulted Amount                                       2,840,673.23         2,233,420.84          607,252.39

Ending Invested / Transferor Amounts                 630,869,687.54       500,000,000.00      130,869,687.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A              Class B           Interest                Total
--------------------------------------                      -------              -------          -----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                      7.2000%              7.4000%             2.0000%
Monthly Interest Due                                   2,595,000.00           185,000.00           66,666.67        2,846,666.67
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                0.00
Additional Interest Due                                        0.00                 0.00                0.00                0.00
Total Interest Due                                     2,595,000.00           185,000.00           66,666.67        2,846,666.67
Investor Default Amount                                1,931,909.02           134,005.25          167,506.56        2,233,420.84
Investor Monthly Fees Due                                720,833.33            50,000.00           62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                              5,247,742.36           369,005.25          296,673.23        5,913,420.84

Reallocated Investor Finance Charge Collections                                                                     7,295,267.51
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         12.3172%
Base Rate                                                                                                                8.3950%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A              Class B           Interest                Total
--------------------------------------------                -------              -------          ----------               -----

Beginning Certificates Balance                       432,500,000.00        30,000,000.00       37,500,000.00      500,000,000.00
Interest Distributions                                 2,595,000.00           185,000.00           66,666.67        2,846,666.67
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                0.00
Principal Distributions                                        0.00                 0.00                0.00                0.00
Total Distributions                                    2,595,000.00           185,000.00           66,666.67        2,846,666.67
Ending Certificates Balance                          432,500,000.00        30,000,000.00       37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $66,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $66,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,310,406.39

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,931,909.02
       e. Excess Spread:                                         $1,783,497.37

   2.  Class B Available Funds:                                    $437,716.05

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $252,716.05

   3.  Collateral Available Funds:                                 $547,145.06

       a. Excess Spread:                                           $547,145.06

   4.  Total Excess Spread:                                      $2,583,358.48

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $144,619,948.24

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $113,704,456.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $113,704,456.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,233,420.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $115,937,877.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $115,937,877.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $2,583,358.48
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $134,005.25
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $66,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $167,506.56
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,381,846.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.3950%
       b. Prior Monthly Period                                         8.6601%
       c. Second Prior Monthly Period                                  9.9210%

   2.  Three Month Average Base Rate                                   8.9920%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------       --------------         -----------
Beginning Invested /Transferor Amount                635,946,700.88       500,000,000.00      135,946,700.88
Beginning Adjusted Invested Amount                              N/A       500,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             78.6229%            21.3771%
Principal Allocation Percentage                                 N/A             78.6229%            21.3771%
Collections of Finance Chg. Receivables                9,278,802.61         7,295,267.51        1,983,535.10
Collections of Principal Receivables                 144,619,948.24       113,704,456.71       30,915,491.53
Defaulted Amount                                       2,840,673.23         2,233,420.84          607,252.39

Ending Invested / Transferor Amounts                 630,869,687.54       500,000,000.00      130,869,687.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A              Class B           Interest                Total
--------------------------------------                      -------              -------          ----------               -----

Principal Funding Account                                      0.00                 0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                      1.2650%              1.4500%             2.0000%
Monthly Interest Due                                     463,833.33            51,555.56           84,444.44          599,833.33
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                0.00
Additional Interest Due                                        0.00                 0.00                0.00                0.00
Total Interest Due                                       463,833.33            51,555.56           84,444.44          599,833.33
Investor Default Amount                                1,842,572.19           178,673.67          212,174.98        2,233,420.84
Investor Monthly Fees Due                                687,500.00            66,666.67           79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                              2,993,905.52           296,895.89          375,786.09        3,666,587.50

Reallocated Investor Finance Charge Collections                                                                     7,295,267.51
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         12.3172%
Base Rate                                                                                                                3.2694%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A              Class B           Interest                Total
--------------------------------------------                -------              -------          ----------               -----

Beginning Certificates Balance                       412,500,000.00        40,000,000.00       47,500,000.00      500,000,000.00
Interest Distributions                                   463,833.33            51,555.56           84,444.44          599,833.33
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                0.00
Principal Distributions                                        0.00                 0.00                0.00                0.00
Total Distributions                                      463,833.33            51,555.56           84,444.44          599,833.33
Ending Certificates Balance                          412,500,000.00        40,000,000.00       47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $84,444.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $84,444.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,018,595.69

       a. Class A Monthly Interest:                                $463,833.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,842,572.19
       e. Excess Spread:                                         $3,712,190.17

   2.  Class B Available Funds:                                    $583,621.40

       a. Class B Monthly Interest:                                 $51,555.56
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $532,065.85

   3.  Collateral Available Funds:                                 $693,050.41

       a. Excess Spread:                                           $693,050.41

   4.  Total Excess Spread:                                      $4,937,306.43

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $144,619,948.24

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $113,704,456.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $113,704,456.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,233,420.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $115,937,877.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $115,937,877.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $4,937,306.43
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $178,673.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $84,444.44
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $212,174.98
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,628,680.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2694%
       b. Prior Monthly Period                                         3.3206%
       c. Second Prior Monthly Period                                  3.6151%

   2.  Three Month Average Base Rate                                   3.4017%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest              Interest
----------------------------------                      -----------       --------------         -----------
Beginning Invested /Transferor Amount              1,271,893,401.75     1,000,000,000.00      271,893,401.75
Beginning Adjusted Invested Amount                              N/A     1,000,000,000.00                 N/A
Floating Allocation Percentage                                  N/A             78.6229%            21.3771%
Principal Allocation Percentage                                 N/A             78.6229%            21.3771%
Collections of Finance Chg. Receivables               18,557,605.21        14,590,535.02        3,967,070.20
Collections of Principal Receivables                 289,239,896.47       227,408,913.42       61,830,983.06
Defaulted Amount                                       5,681,346.45         4,466,841.67        1,214,504.78

Ending Invested / Transferor Amounts               1,261,739,375.08     1,000,000,000.00      261,739,375.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                      Class A              Class B           Interest                Total
--------------------------------------                      -------              -------          -----------              -----

Principal Funding Account                                      0.00                 0.00                0.00                0.00
Investment Proceeds for Monthly Period                         0.00                 0.00                0.00                0.00
Reserve Draw Amount                                            0.00                 0.00                0.00                0.00
Available Reserve Account Amount                               0.00                 0.00                0.00                0.00
Reserve Account Surplus                                        0.00                 0.00                0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                      1.2600%              1.4500%             1.9000%
Monthly Interest Due                                     924,000.00           103,111.11          160,444.44        1,187,555.56
Outstanding Monthly Interest Due                               0.00                 0.00                0.00                0.00
Additional Interest Due                                        0.00                 0.00                0.00                0.00
Total Interest Due                                       924,000.00           103,111.11          160,444.44        1,187,555.56
Investor Default Amount                                3,685,144.38           357,347.33          424,349.96        4,466,841.67
Investor Monthly Fees Due                              1,375,000.00           133,333.33          158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                              5,984,144.38           593,791.78          743,127.74        7,321,063.90

Reallocated Investor Finance Charge Collections                                                                    14,590,535.02
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         12.3172%
Base Rate                                                                                                                3.2556%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions                Class A              Class B           Interest                Total
--------------------------------------------                -------              -------          ----------               -----

Beginning Certificates Balance                       825,000,000.00        80,000,000.00       95,000,000.00    1,000,000,000.00
Interest Distributions                                   924,000.00           103,111.11          160,444.44        1,187,555.56
Principal Deposits - Prin. Funding Account                     0.00                 0.00                0.00                0.00
Principal Distributions                                        0.00                 0.00                0.00                0.00
Total Distributions                                      924,000.00           103,111.11          160,444.44        1,187,555.56
Ending Certificates Balance                          825,000,000.00        80,000,000.00       95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5   Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $160,444.44

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $160,444.44

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,037,191.39

       a. Class A Monthly Interest:                                $924,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,685,144.38
       e. Excess Spread:                                         $7,428,047.01

   2.  Class B Available Funds:                                  $1,167,242.80

       a. Class B Monthly Interest:                                $103,111.11
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,064,131.69

   3.  Collateral Available Funds:                               $1,386,100.83

       a. Excess Spread:                                         $1,386,100.83

   4.  Total Excess Spread:                                      $9,878,279.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $289,239,896.47

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $227,408,913.42

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $227,408,913.42

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,466,841.67

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $231,875,755.09

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $231,875,755.09

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                            $9,878,279.52
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $357,347.33
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $160,444.44
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $424,349.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,269,471.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2556%
       b. Prior Monthly Period                                         3.3068%
       c. Second Prior Monthly Period                                  3.6013%

   2.  Three Month Average Base Rate                                   3.3879%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount           1,541,689,973.92      1,212,122,000.00       329,567,973.92
Beginning Adjusted Invested Amount                           N/A      1,212,122,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            22,494,081.55         17,686,417.48         4,808,573.06
Collections of Principal Receivables              350,594,041.79        275,647,346.95        74,946,694.85
Defaulted Amount                                    6,886,485.02          5,414,357.06         1,472,127.96

Ending Invested / Transferor Amounts            1,529,382,054.81      1,212,122,000.00       317,260,054.81


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2350%               1.4600%              1.9500%
Monthly Interest Due                                1,097,777.78            125,845.51           199,596.80        1,423,220.09
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                  1,097,777.78            125,845.51           199,596.80        1,423,220.09
Investor Default Amount                             4,466,841.67            433,149.64           514,365.75        5,414,357.06
Investor Monthly Fees Due                           1,666,666.67            161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                           7,231,286.12            720,611.81           905,882.55        8,857,780.49

Reallocated Investor Finance Charge Collections                                                                   17,685,508.48
Interest and Principal Funding Investment Proceeds                                                                       909.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3181%
Base Rate                                                                                                               3.2403%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                  1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                              1,097,777.78            125,845.51           199,596.80        1,423,220.09
Interest Deposits - Interest Funding Account       (1,097,777.78)          (125,845.51)                0.00       (1,223,623.29)
Interest Funding Account Distributions                      0.00                  0.00                 0.00                0.00
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                         0.00                  0.00           199,596.80          199,596.80
Ending Interest Funding Account Balance             2,161,250.00            247,758.35                 0.00        2,409,008.35
Ending Certificates Balance                     1,000,000,000.00         96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $199,596.80

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $199,596.80

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $14,591,444.02

       a. Class A Monthly Interest:                              $1,097,777.78
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,466,841.67
       e. Excess Spread:                                         $9,026,824.56

   2.  Class B Available Funds:                                  $1,414,844.18

       a. Class B Monthly Interest:                                $125,845.51
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,288,998.67

   3.  Collateral Available Funds:                               $1,680,129.29

       a. Excess Spread:                                         $1,680,129.29

   4.  Total Excess Spread:                                     $11,995,952.52

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $350,594,041.79

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $275,647,346.95

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $275,647,346.95

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,414,357.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $281,061,704.01

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $281,061,704.01

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $11,995,952.52
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $433,149.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $199,596.80
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $514,365.75
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,828,637.00

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2403%
       b. Prior Monthly Period                                         3.3007%
       c. Second Prior Monthly Period                                  3.6468%

   2.  Three Month Average Base Rate                                   3.3959%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3181%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2041%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0550%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount           1,002,096,829.59        787,878,000.00       214,218,829.59
Beginning Adjusted Invested Amount                           N/A        787,878,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            14,621,128.88         11,495,561.55         3,125,567.33
Collections of Principal Receivables              227,885,751.15        179,170,479.88        48,715,271.27
Defaulted Amount                                    4,476,207.88          3,519,326.28           956,881.60

Ending Invested / Transferor Amounts              994,096,695.36        787,878,000.00       206,218,695.36


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2400%               1.4800%              1.9500%
Monthly Interest Due                                  716,444.44             82,919.47           129,736.53          929,100.44
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    716,444.44             82,919.47           129,736.53          929,100.44
Investor Default Amount                             2,903,447.09            281,545.03           334,334.17        3,519,326.28
Investor Monthly Fees Due                           1,083,333.33            105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                           4,703,224.87            469,514.50           588,817.37        5,761,556.73

Reallocated Investor Finance Charge Collections                                                                   11,495,561.55
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2461%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                716,444.44             82,919.47           129,736.53          929,100.44
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   716,444.44             82,919.47           129,736.53          929,100.44
Ending Certificates Balance                       650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $129,736.53

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $129,736.53

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,483,847.76

       a. Class A Monthly Interest:                                $716,444.44
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,903,447.09
       e. Excess Spread:                                         $5,863,956.23

   2.  Class B Available Funds:                                    $919,641.42

       a. Class B Monthly Interest:                                 $82,919.47
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $836,721.96

   3.  Collateral Available Funds:                               $1,092,072.36

       a. Excess Spread:                                         $1,092,072.36

   4.  Total Excess Spread:                                      $7,792,750.55

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $227,885,751.15

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $179,170,479.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $179,170,479.88

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,519,326.28

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $182,689,806.17

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $182,689,806.17

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $7,792,750.55
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $281,545.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $129,736.53
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $334,334.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,734,004.82

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2461%
       b. Prior Monthly Period                                         3.2973%
       c. Second Prior Monthly Period                                  3.5918%

   2.  Three Month Average Base Rate                                   3.3784%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------           ----------
Beginning Invested /Transferor Amount             953,920,051.32        750,000,000.00       203,920,051.32
Beginning Adjusted Invested Amount                           N/A        750,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            13,918,203.91         10,942,901.26         2,975,302.65
Collections of Principal Receivables              216,929,922.36        170,556,685.06        46,373,237.29
Defaulted Amount                                    4,261,009.84          3,350,131.26           910,878.58

Ending Invested / Transferor Amounts              946,304,531.31        750,000,000.00       196,304,531.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2400%               1.5200%              2.0500%
Monthly Interest Due                                  682,000.00             81,066.67           129,833.33          892,900.00
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    682,000.00             81,066.67           129,833.33          892,900.00
Investor Default Amount                             2,763,858.29            268,010.50           318,262.47        3,350,131.26
Investor Monthly Fees Due                           1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,477,108.29            449,077.17           566,845.80        5,493,031.26

Reallocated Investor Finance Charge Collections                                                                   10,942,901.26
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2590%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                682,000.00             81,066.67           129,833.33          892,900.00
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   682,000.00             81,066.67           129,833.33          892,900.00
Ending Certificates Balance                       618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $129,833.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $129,833.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,027,893.54

       a. Class A Monthly Interest:                                $682,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,763,858.29
       e. Excess Spread:                                         $5,582,035.25

   2.  Class B Available Funds:                                    $875,432.10

       a. Class B Monthly Interest:                                 $81,066.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $794,365.43

   3.  Collateral Available Funds:                               $1,039,575.62

       a. Excess Spread:                                         $1,039,575.62

   4.  Total Excess Spread:                                      $7,415,976.31

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $216,929,922.36

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $170,556,685.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $170,556,685.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,350,131.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $173,906,816.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $173,906,816.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $7,415,976.31
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $268,010.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $129,833.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $318,262.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,449,870.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2590%
       b. Prior Monthly Period                                         3.3102%
       c. Second Prior Monthly Period                                  3.6047%

   2.  Three Month Average Base Rate                                   3.3913%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------        -------------           ------------
Beginning Invested /Transferor Amount             317,973,350.44        250,000,000.00        67,973,350.44
Beginning Adjusted Invested Amount                           N/A        250,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables             4,639,401.30          3,647,633.75           991,767.55
Collections of Principal Receivables               72,309,974.12         56,852,228.35        15,457,745.76
Defaulted Amount                                    1,420,336.61          1,116,710.42           303,626.19

Ending Invested / Transferor Amounts              315,434,843.77        250,000,000.00        65,434,843.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------            ---------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   5.5300%               5.8300%              1.9500%
Monthly Interest Due                                  996,552.08             72,875.00            32,500.00        1,101,927.08
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    996,552.08             72,875.00            32,500.00        1,101,927.08
Investor Default Amount                               965,954.51             67,002.63            83,753.28        1,116,710.42
Investor Monthly Fees Due                             360,416.67             25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                           2,322,923.26            164,877.63           147,503.28        2,635,304.17

Reallocated Investor Finance Charge Collections                                                                    3,647,633.75
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               6.9286%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                996,552.08             72,875.00            32,500.00        1,101,927.08
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   996,552.08             72,875.00            32,500.00        1,101,927.08
Ending Certificates Balance                       216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $32,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $32,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,155,203.20

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):            $965,954.51
       e. Excess Spread:                                         $1,192,696.60

   2.  Class B Available Funds:                                    $218,858.03

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $145,983.03

   3.  Collateral Available Funds:                                 $273,572.53

       a. Excess Spread:                                           $273,572.53

   4.  Total Excess Spread:                                      $1,612,252.16

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $72,309,974.12

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $56,852,228.35

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $56,852,228.35

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,116,710.42

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $57,968,938.77

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $18,750,000.00

   2.  Required Collateral Invested Amount:                     $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $57,968,938.77

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,612,252.16
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $67,002.63
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $32,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $83,753.28
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,012,329.59

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.9286%
       b. Prior Monthly Period                                         7.1465%
       c. Second Prior Monthly Period                                  8.1837%

   2.  Three Month Average Base Rate                                   7.4196%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount             953,920,051.32        750,000,000.00       203,920,051.32
Beginning Adjusted Invested Amount                           N/A        750,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            13,918,203.91         10,942,901.26         2,975,302.65
Collections of Principal Receivables              216,929,922.36        170,556,685.06        46,373,237.29
Defaulted Amount                                    4,261,009.84          3,350,131.26           910,878.58

Ending Invested / Transferor Amounts              946,304,531.31        750,000,000.00       196,304,531.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2300%               1.4800%              1.9500%
Monthly Interest Due                                  676,500.00             78,933.33           123,500.00          878,933.33
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    676,500.00             78,933.33           123,500.00          878,933.33
Investor Default Amount                             2,763,858.29            268,010.50           318,262.47        3,350,131.26
Investor Monthly Fees Due                           1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,471,608.29            446,943.83           560,512.47        5,479,064.59

Reallocated Investor Finance Charge Collections                                                                   10,942,901.26
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2378%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                676,500.00             78,933.33           123,500.00          878,933.33
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   676,500.00             78,933.33           123,500.00          878,933.33
Ending Certificates Balance                       618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.09

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $123,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $123,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,027,893.54

       a. Class A Monthly Interest:                                $676,500.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,763,858.29
       e. Excess Spread:                                         $5,587,535.25

   2.  Class B Available Funds:                                    $875,432.10

       a. Class B Monthly Interest:                                 $78,933.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $796,498.77

   3.  Collateral Available Funds:                               $1,039,575.62

       a. Excess Spread:                                         $1,039,575.62

   4.  Total Excess Spread:                                      $7,423,609.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $216,929,922.36

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $170,556,685.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $170,556,685.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,350,131.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $173,906,816.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $173,906,816.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $7,423,609.64
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $268,010.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $123,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $318,262.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,463,836.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2378%
       b. Prior Monthly Period                                         3.2889%
       c. Second Prior Monthly Period                                  3.5835%

   2.  Three Month Average Base Rate                                   3.3701%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount             922,122,716.27        725,000,000.00       197,122,716.27
Beginning Adjusted Invested Amount                           N/A        725,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            13,454,263.78         10,578,137.89         2,876,125.89
Collections of Principal Receivables              209,698,924.94        164,871,462.23        44,827,462.72
Defaulted Amount                                    4,118,976.18          3,238,460.21           880,515.96

Ending Invested / Transferor Amounts              914,761,046.94        725,000,000.00       189,761,046.94


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2300%               1.4800%              2.0500%
Monthly Interest Due                                  653,950.00             76,302.22           125,505.56          855,757.78
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    653,950.00             76,302.22           125,505.56          855,757.78
Investor Default Amount                             2,671,729.68            259,076.82           307,653.72        3,238,460.21
Investor Monthly Fees Due                             996,875.00             96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                           4,322,554.68            432,045.71           547,950.94        5,302,551.32

Reallocated Investor Finance Charge Collections                                                                   10,578,137.89
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2474%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                653,950.00             76,302.22           125,505.56          855,757.78
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   653,950.00             76,302.22           125,505.56          855,757.78
Ending Certificates Balance                       598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.09

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.09

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $125,505.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $125,505.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,726,963.76

       a. Class A Monthly Interest:                                $653,950.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,671,729.68
       e. Excess Spread:                                         $5,401,284.08

   2.  Class B Available Funds:                                    $846,251.03

       a. Class B Monthly Interest:                                 $76,302.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $769,948.81

   3.  Collateral Available Funds:                               $1,004,923.10

       a. Excess Spread:                                         $1,004,923.10

   4.  Total Excess Spread:                                      $7,176,155.99

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $209,698,924.94

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $164,871,462.23

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $164,871,462.23

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,238,460.21

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $168,109,922.44

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $168,109,922.44

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,176,155.99
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $259,076.82
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $125,505.56
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $307,653.72
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,275,586.56

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2474%
       b. Prior Monthly Period                                         3.2986%
       c. Second Prior Monthly Period                                  3.5931%

   2.  Three Month Average Base Rate                                   3.3797%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest               Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount             635,946,700.88        500,000,000.00       135,946,700.88
Beginning Adjusted Invested Amount                           N/A        500,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables             9,278,802.61          7,295,267.51         1,983,535.10
Collections of Principal Receivables              144,619,948.24        113,704,456.71        30,915,491.53
Defaulted Amount                                    2,840,673.23          2,233,420.84           607,252.39

Ending Invested / Transferor Amounts              630,869,687.54        500,000,000.00       130,869,687.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2800%               1.5500%              2.1500%
Monthly Interest Due                                  469,333.33             55,111.11            90,777.78          615,222.22
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    469,333.33             55,111.11            90,777.78          615,222.22
Investor Default Amount                             1,842,572.19            178,673.67           212,174.98        2,233,420.84
Investor Monthly Fees Due                             687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                           2,999,405.52            300,451.44           382,119.42        3,681,976.39

Reallocated Investor Finance Charge Collections                                                                    7,295,267.51
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.3045%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                469,333.33             55,111.11            90,777.78          615,222.22
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   469,333.33             55,111.11            90,777.78          615,222.22
Ending Certificates Balance                       412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $90,777.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $90,777.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,018,595.69

       a. Class A Monthly Interest:                                $469,333.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,842,572.19
       e. Excess Spread:                                         $3,706,690.17

   2.  Class B Available Funds:                                    $583,621.40

       a. Class B Monthly Interest:                                 $55,111.11
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $528,510.29

   3.  Collateral Available Funds:                                 $693,050.41

       a. Excess Spread:                                           $693,050.41

   4.  Total Excess Spread:                                      $4,928,250.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $144,619,948.24

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $113,704,456.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $113,704,456.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,233,420.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $115,937,877.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $115,937,877.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution: N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $4,928,250.87
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $178,673.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $90,777.78
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $212,174.98
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,613,291.12

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.3045%
       b. Prior Monthly Period                                         3.3557%
       c. Second Prior Monthly Period                                  3.6502%

   2.  Three Month Average Base Rate                                   3.4368%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XVI. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount             890,325,381.23        700,000,000.00       190,325,381.23
Beginning Adjusted Invested Amount                           N/A        700,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            12,990,323.65         10,213,374.51         2,776,949.14
Collections of Principal Receivables              202,467,927.53        159,186,239.39        43,281,688.14
Defaulted Amount                                    3,976,942.52          3,126,789.17           850,153.34

Ending Invested / Transferor Amounts              883,217,562.56        700,000,000.00       183,217,562.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2200%               1.4500%              2.0500%
Monthly Interest Due                                  626,266.67             72,177.78           121,177.78          819,622.22
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    626,266.67             72,177.78           121,177.78          819,622.22
Investor Default Amount                             2,579,601.07            250,143.13           297,044.97        3,126,789.17
Investor Monthly Fees Due                             962,500.00             93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                           4,168,367.73            415,654.24           529,056.08        5,113,078.06

Reallocated Investor Finance Charge Collections                                                                   10,213,374.51
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2366%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                626,266.67             72,177.78           121,177.78          819,622.22
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   626,266.67             72,177.78           121,177.78          819,622.22
Ending Certificates Balance                       577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $121,177.78

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $121,177.78

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,426,033.97

       a. Class A Monthly Interest:                                $626,266.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,579,601.07
       e. Excess Spread:                                         $5,220,166.24

   2.  Class B Available Funds:                                    $817,069.96

       a. Class B Monthly Interest:                                 $72,177.78
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $744,892.18

   3.  Collateral Available Funds:                                 $970,270.58

       a. Excess Spread:                                           $970,270.58

   4.  Total Excess Spread:                                      $6,935,329.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $202,467,927.53

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $159,186,239.39

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $159,186,239.39

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,126,789.17

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $162,313,028.56

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $162,313,028.56

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $6,935,329.00
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $250,143.13
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $121,177.78
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $297,044.97
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,100,296.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2366%
       b. Prior Monthly Period                                         3.2878%
       c. Second Prior Monthly Period                                  3.5823%

   2.  Three Month Average Base Rate                                   3.3689%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount             826,730,711.14        650,000,000.00       176,730,711.14
Beginning Adjusted Invested Amount                           N/A        650,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            12,062,443.39          9,483,847.76         2,578,595.63
Collections of Principal Receivables              188,005,932.71        147,815,793.72        40,190,138.99
Defaulted Amount                                    3,692,875.19          2,903,447.09           789,428.11

Ending Invested / Transferor Amounts              820,130,593.80        650,000,000.00       170,130,593.80


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2200%               1.4600%              2.0500%
Monthly Interest Due                                  581,533.33             67,484.44           112,522.22          761,540.00
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    581,533.33             67,484.44           112,522.22          761,540.00
Investor Default Amount                             2,395,343.85            232,275.77           275,827.47        2,903,447.09
Investor Monthly Fees Due                             893,750.00             86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                           3,870,627.18            386,426.88           491,266.36        4,748,320.42

Reallocated Investor Finance Charge Collections                                                                    9,483,847.76
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2374%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               ------            ----------               -----

Beginning Certificates Balance                    536,250,000.00         52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                581,533.33             67,484.44           112,522.22          761,540.00
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   581,533.33             67,484.44           112,522.22          761,540.00
Ending Certificates Balance                       536,250,000.00         52,000,000.00        61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.30

   3.  Amount of the distribution in respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $112,522.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $112,522.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,824,174.40

       a. Class A Monthly Interest:                                $581,533.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,395,343.85
       e. Excess Spread:                                         $4,847,297.22

   2.  Class B Available Funds:                                    $758,707.82

       a. Class B Monthly Interest:                                 $67,484.44
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $691,223.38

   3.  Collateral Available Funds:                                 $900,965.54

       a. Excess Spread:                                           $900,965.54

   4.  Total Excess Spread:                                      $6,439,486.13

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $188,005,932.71

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $147,815,793.72

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $147,815,793.72

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,903,447.09

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $150,719,240.81

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $150,719,240.81

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $6,439,486.13
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $232,275.77
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $112,522.22
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $275,827.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,735,527.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2374%
       b. Prior Monthly Period                                         3.2886%
       c. Second Prior Monthly Period                                  3.5831%

   2.  Three Month Average Base Rate                                   3.3697%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount           1,170,141,929.61        920,000,000.00       250,141,929.61
Beginning Adjusted Invested Amount                           N/A        920,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            17,072,996.80         13,423,292.21         3,649,704.58
Collections of Principal Receivables              266,100,704.76        209,216,200.34        56,884,504.41
Defaulted Amount                                    5,226,838.74          4,109,494.34         1,117,344.40

Ending Invested / Transferor Amounts            1,160,800,225.08        920,000,000.00       240,800,225.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2100%               1.5000%              2.1500%
Monthly Interest Due                                  816,346.67             98,133.33           167,031.11        1,081,511.11
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    816,346.67             98,133.33           167,031.11        1,081,511.11
Investor Default Amount                             3,390,332.83            328,759.55           390,401.96        4,109,494.34
Investor Monthly Fees Due                           1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,471,679.50            549,559.55           703,099.74        6,724,338.78

Reallocated Investor Finance Charge Collections                                                                   13,423,292.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2419%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                816,346.67             98,133.33           167,031.11        1,081,511.11
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   816,346.67             98,133.33           167,031.11        1,081,511.11
Ending Certificates Balance                       759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $167,031.11

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $167,031.11

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the
       Collateral Invested Amount:                                       $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,074,216.08

       a. Class A Monthly Interest:                                $816,346.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,390,332.83
       e. Excess Spread:                                         $6,867,536.58

   2.  Class B Available Funds:                                  $1,073,863.38

       a. Class B Monthly Interest:                                 $98,133.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $975,730.04

   3.  Collateral Available Funds:                               $1,275,212.76

       a. Excess Spread:                                         $1,275,212.76

   4.  Total Excess Spread:                                      $9,118,479.38

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $266,100,704.76

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $209,216,200.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $209,216,200.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,109,494.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $213,325,694.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $213,325,694.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                            $9,118,479.38
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $328,759.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $167,031.11
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $390,401.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,698,953.43

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2419%
       b. Prior Monthly Period                                         3.2931%
       c. Second Prior Monthly Period                                  3.5876%

   2.  Three Month Average Base Rate                                   3.3742%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XIX. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount           1,195,579,797.65        940,000,000.00       255,579,797.65
Beginning Adjusted Invested Amount                           N/A        940,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            17,444,148.90         13,715,102.91         3,729,045.99
Collections of Principal Receivables              271,885,502.69        213,764,378.61        58,121,124.07
Defaulted Amount                                    5,340,465.66          4,198,831.17         1,141,634.49

Ending Invested / Transferor Amounts            1,186,035,012.58        940,000,000.00       246,035,012.58


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2100%               1.4900%              2.1000%
Monthly Interest Due                                  834,093.33             99,598.22           166,693.33        1,100,384.89
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    834,093.33             99,598.22           166,693.33        1,100,384.89
Investor Default Amount                             3,464,035.72            335,906.49           398,888.96        4,198,831.17
Investor Monthly Fees Due                           1,292,500.00            125,333.33           148,833.33        1,566,666.67
Investor Additional Amounts Due
Total Due                                           5,590,629.05            560,838.05           714,415.63        6,865,882.73

Reallocated Investor Finance Charge Collections                                                                   13,715,102.91
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2363%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions             Class A               Class B           Interest                 Total
--------------------------------------------             -------               -------          -----------               -----

Beginning Certificates Balance                    775,500,000.00         75,200,000.00        89,300,000.00      940,000,000.00
Interest Distributions                                834,093.33             99,598.22           166,693.33        1,100,384.89
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   834,093.33             99,598.22           166,693.33        1,100,384.89
Ending Certificates Balance                       775,500,000.00         75,200,000.00        89,300,000.00      940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1 . Total amount distributed to the Collateral
       Interest Holder:                                            $166,693.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $166,693.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,314,959.90

       a. Class A Monthly Interest:                                $834,093.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,464,035.72
       e. Excess Spread:                                         $7,016,830.85

   2.  Class B Available Funds:                                  $1,097,208.23

       a. Class B Monthly Interest:                                 $99,598.22
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $997,610.01

   3.  Collateral Available Funds:                               $1,302,934.78

       a. Excess Spread:                                         $1,302,934.78

   4.  Total Excess Spread:                                      $9,317,375.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $271,885,502.69

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $213,764,378.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $213,764,378.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,198,831.17

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $217,963,209.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $217,963,209.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                            $9,317,375.64
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $335,906.49
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $166,693.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $398,888.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,849,220.19

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2363%
       b. Prior Monthly Period                                         3.2875%
       c. Second Prior Monthly Period                                  3.5820%

   2.  Three Month Average Base Rate                                   3.3686%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XX. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount           1,170,141,929.61        920,000,000.00       250,141,929.61
Beginning Adjusted Invested Amount                           N/A        920,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            17,072,996.80         13,423,292.21         3,649,704.58
Collections of Principal Receivables              266,100,704.76        209,216,200.34        56,884,504.41
Defaulted Amount                                    5,226,838.74          4,109,494.34         1,117,344.40

Ending Invested / Transferor Amounts            1,160,800,225.08        920,000,000.00       240,800,225.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2100%               1.4800%              2.1000%
Monthly Interest Due                                  816,346.67             96,824.89           163,146.67        1,076,318.22
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    816,346.67             96,824.89           163,146.67        1,076,318.22
Investor Default Amount                             3,390,332.83            328,759.55           390,401.96        4,109,494.34
Investor Monthly Fees Due                           1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,471,679.50            548,251.10           699,215.30        6,719,145.90

Reallocated Investor Finance Charge Collections                                                                   13,423,292.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2355%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                816,346.67             96,824.89           163,146.67        1,076,318.22
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   816,346.67             96,824.89           163,146.67        1,076,318.22
Ending Certificates Balance                       759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $163,146.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $163,146.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the
       Collateral Invested Amount:                                       $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,074,216.08

       a. Class A Monthly Interest:                                $816,346.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,390,332.83
       e. Excess Spread:                                         $6,867,536.58

   2.  Class B Available Funds:                                  $1,073,863.38

       a. Class B Monthly Interest:                                 $96,824.89
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $977,038.49

   3.  Collateral Available Funds:                               $1,275,212.76

       a. Excess Spread:                                         $1,275,212.76

   4.  Total Excess Spread:                                      $9,119,787.83

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $266,100,704.76

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $209,216,200.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $209,216,200.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,109,494.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $213,325,694.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $213,325,694.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                            $9,119,787.83
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $328,759.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $163,146.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $390,401.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,704,146.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2355%
       b. Prior Monthly Period                                         3.2867%
       c. Second Prior Monthly Period                                  3.5812%

   2.  Three Month Average Base Rate                                   3.3678%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------           ----------
Beginning Invested /Transferor Amount             635,946,700.88        500,000,000.00       135,946,700.88
Beginning Adjusted Invested Amount                           N/A        500,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables             9,278,802.61          7,295,267.51         1,983,535.10
Collections of Principal Receivables              144,619,948.24        113,704,456.71        30,915,491.53
Defaulted Amount                                    2,840,673.23          2,233,420.84           607,252.39

Ending Invested / Transferor Amounts              630,869,687.54        500,000,000.00       130,869,687.54


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A               Class B             Interest               Total

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.1400%               1.4100%              1.9500%
Monthly Interest Due                                  418,000.00             50,133.33            82,333.33          550,466.67
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    418,000.00             50,133.33            82,333.33          550,466.67
Investor Default Amount                             1,842,572.19            178,673.67           212,174.98        2,233,420.84
Investor Monthly Fees Due                             687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                           2,948,072.19            295,473.67           373,674.98        3,617,220.84

Reallocated Investor Finance Charge Collections                                                                    7,295,267.51
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.1568%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total

Beginning Certificates Balance                    412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                418,000.00             50,133.33            82,333.33          550,466.67
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   418,000.00             50,133.33            82,333.33          550,466.67
Ending Certificates Balance                       412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.01

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.01

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.25

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.25

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $82,333.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $82,333.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,018,595.69

       a. Class A Monthly Interest:                                $418,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,842,572.19
       e. Excess Spread:                                         $3,758,023.50

   2.  Class B Available Funds:                                    $583,621.40

       a. Class B Monthly Interest:                                 $50,133.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $533,488.07

   3.  Collateral Available Funds:                                 $693,050.41

       a. Excess Spread:                                           $693,050.41

   4.  Total Excess Spread:                                      $4,984,561.98

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                                78.6229%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $144,619,948.24

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $113,704,456.71

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $113,704,456.71

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,233,420.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $115,937,877.55

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $115,937,877.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $4,984,561.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $178,673.67
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $82,333.33
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $212,174.98
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,678,046.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1568%
       b. Prior Monthly Period                                         3.2080%
       c. Second Prior Monthly Period                                  3.5025%

   2.  Three Month Average Base Rate                                   3.2891%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Series            Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations            Interest             Interest
---------------------------------                    -----------        --------------          -----------
Beginning Invested /Transferor Amount             763,136,041.05        600,000,000.00       163,136,041.05
Beginning Adjusted Invested Amount                           N/A        600,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            11,134,563.13          8,754,321.01         2,380,242.12
Collections of Principal Receivables              173,543,937.88        136,445,348.05        37,098,589.83
Defaulted Amount                                    3,408,807.87          2,680,105.00           728,702.87

Ending Invested / Transferor Amounts              757,043,625.05        600,000,000.00       157,043,625.05


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2700%               1.5500%              2.1500%
Monthly Interest Due                                  558,800.00             66,133.33           108,933.33          733,866.67
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    558,800.00             66,133.33           108,933.33          733,866.67
Investor Default Amount                             2,211,086.63            214,408.40           254,609.98        2,680,105.00
Investor Monthly Fees Due                             825,000.00             80,000.00            95,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,594,886.63            360,541.73           458,543.31        4,413,971.67

Reallocated Investor Finance Charge Collections                                                                    8,754,321.01
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2962%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    495,000,000.00         48,000,000.00        57,000,000.00      600,000,000.00
Interest Distributions                                558,800.00             66,133.33           108,933.33          733,866.67
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   558,800.00             66,133.33           108,933.33          733,866.67
Ending Certificates Balance                       495,000,000.00         48,000,000.00        57,000,000.00      600,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.13

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.13

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $108,933.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $108,933.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,222,314.83

       a. Class A Monthly Interest:                                $558,800.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,211,086.63
       e. Excess Spread:                                         $4,452,428.20

   2.  Class B Available Funds:                                    $700,345.68

       a. Class B Monthly Interest:                                 $66,133.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $634,212.35

   3.  Collateral Available Funds:                                 $831,660.50

       a. Excess Spread:                                           $831,660.50

   4.  Total Excess Spread:                                      $5,918,301.05

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $173,543,937.88

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $136,445,348.05

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $136,445,348.05

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,680,105.00

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $139,125,453.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $139,125,453.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $5,918,301.05
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $214,408.40
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $108,933.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $254,609.98
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,340,349.34

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2962%
       b. Prior Monthly Period                                         3.3473%
       c. Second Prior Monthly Period                                  3.6419%

   2.  Three Month Average Base Rate                                   3.4285%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXIII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------         -------------          -----------
Beginning Invested /Transferor Amount             915,763,249.26        720,000,000.00       195,763,249.26
Beginning Adjusted Invested Amount                           N/A        720,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            13,361,475.75         10,505,185.21         2,856,290.54
Collections of Principal Receivables              208,252,725.46        163,734,417.66        44,518,307.80
Defaulted Amount                                    4,090,569.45          3,216,126.01           874,443.44

Ending Invested / Transferor Amounts              908,452,350.06        720,000,000.00       188,452,350.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2400%               1.5500%              2.1500%
Monthly Interest Due                                  654,720.00             79,360.00           130,720.00          864,800.00
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    654,720.00             79,360.00           130,720.00          864,800.00
Investor Default Amount                             2,653,303.95            257,290.08           305,531.97        3,216,126.01
Investor Monthly Fees Due                             990,000.00             96,000.00           114,000.00        1,200,000.00
Investor Additional Amounts Due
Total Due                                           4,298,023.95            432,650.08           550,251.97        5,280,926.01

Reallocated Investor Finance Charge Collections                                                                   10,505,185.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2711%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    594,000,000.00         57,600,000.00        68,400,000.00      720,000,000.00
Interest Distributions                                654,720.00             79,360.00           130,720.00          864,800.00
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   654,720.00             79,360.00           130,720.00          864,800.00
Ending Certificates Balance                       594,000,000.00         57,600,000.00        68,400,000.00      720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.38

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.38

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $130,720.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $130,720.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,666,777.80

       a. Class A Monthly Interest:                                $654,720.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,653,303.95
       e. Excess Spread:                                         $5,358,753.84

   2.  Class B Available Funds:                                    $840,414.82

       a. Class B Monthly Interest:                                 $79,360.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $761,054.82

   3.  Collateral Available Funds:                                 $997,992.60

       a. Excess Spread:                                           $997,992.60

   4.  Total Excess Spread:                                      $7,117,801.26

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $208,252,725.46

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $163,734,417.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,734,417.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,216,126.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $166,950,543.67

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $166,950,543.67

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,117,801.26
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $257,290.08
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $130,720.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $305,531.97
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,224,259.21

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2711%
       b. Prior Monthly Period                                         3.3222%
       c. Second Prior Monthly Period                                  3.6168%

   2.  Three Month Average Base Rate                                   3.4034%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXIV. Series 2003-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest                Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount           1,170,141,929.61        920,000,000.00       250,141,929.61
Beginning Adjusted Invested Amount                           N/A        920,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            17,072,996.80         13,423,292.21         3,649,704.58
Collections of Principal Receivables              266,100,704.76        209,216,200.34        56,884,504.41
Defaulted Amount                                    5,226,838.74          4,109,494.34         1,117,344.40

Ending Invested / Transferor Amounts            1,160,800,225.08        920,000,000.00       240,800,225.08


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2100%               1.5000%              2.2000%
Monthly Interest Due                                  816,346.67             98,133.33           170,915.56        1,085,395.56
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    816,346.67             98,133.33           170,915.56        1,085,395.56
Investor Default Amount                             3,390,332.83            328,759.55           390,401.96        4,109,494.34
Investor Monthly Fees Due                           1,265,000.00            122,666.67           145,666.67        1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,471,679.50            549,559.55           706,984.18        6,728,223.23

Reallocated Investor Finance Charge Collections                                                                   13,423,292.21
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2467%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00
Interest Distributions                                816,346.67             98,133.33           170,915.56        1,085,395.56
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   816,346.67             98,133.33           170,915.56        1,085,395.56
Ending Certificates Balance                       759,000,000.00         73,600,000.00        87,400,000.00      920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $170,915.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $170,915.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,074,216.08

       a. Class A Monthly Interest:                                $816,346.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,390,332.83
       e. Excess Spread:                                         $6,867,536.58

   2.  Class B Available Funds:                                  $1,073,863.38

       a. Class B Monthly Interest:                                 $98,133.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $975,730.04

   3.  Collateral Available Funds:                               $1,275,212.76

       a. Excess Spread:                                         $1,275,212.76

   4.  Total Excess Spread:                                      $9,118,479.38

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $266,100,704.76

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $209,216,200.34

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $209,216,200.34

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,109,494.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $213,325,694.68

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $213,325,694.68

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                            $9,118,479.38
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $328,759.55
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $170,915.56
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $390,401.96
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,695,068.99

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2467%
       b. Prior Monthly Period                                         3.2979%
       c. Second Prior Monthly Period                                  3.5924%

   2.  Three Month Average Base Rate                                   3.3790%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXV. Series 2003-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------         -------------          -----------
Beginning Invested /Transferor Amount           1,399,082,741.93      1,100,000,000.00       299,082,741.93
Beginning Adjusted Invested Amount                           N/A      1,100,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            20,413,365.74         16,049,588.52         4,363,777.22
Collections of Principal Receivables              318,163,886.12        250,149,804.76        68,014,081.36
Defaulted Amount                                    6,249,481.10          4,913,525.84         1,335,955.26

Ending Invested / Transferor Amounts            1,387,913,312.59      1,100,000,000.00       287,913,312.59


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2100%               1.4700%              2.2500%
Monthly Interest Due                                  976,066.67            114,986.67           209,000.00        1,300,053.33
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    976,066.67            114,986.67           209,000.00        1,300,053.33
Investor Default Amount                             4,053,658.82            393,082.07           466,784.95        4,913,525.84
Investor Monthly Fees Due                           1,512,500.00            146,666.67           174,166.67        1,833,333.33
Investor Additional Amounts Due
Total Due                                           6,542,225.49            654,735.40           849,951.62        8,046,912.51

Reallocated Investor Finance Charge Collections                                                                   16,049,588.52
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2491%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    907,500,000.00         88,000,000.00       104,500,000.00    1,100,000,000.00
Interest Distributions                                976,066.67            114,986.67           209,000.00        1,300,053.33
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   976,066.67            114,986.67           209,000.00        1,300,053.33
Ending Certificates Balance                       907,500,000.00         88,000,000.00       104,500,000.00    1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $209,000.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $209,000.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of  principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,240,910.53

       a. Class A Monthly Interest:                                $976,066.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,053,658.82
       e. Excess Spread:                                         $8,211,185.04

   2.  Class B Available Funds:                                  $1,283,967.08

       a. Class B Monthly Interest:                                $114,986.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,168,980.41

   3.  Collateral Available Funds:                               $1,524,710.91

       a. Excess Spread:                                         $1,524,710.91

   4.  Total Excess Spread:                                     $10,904,876.36

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $318,163,886.12

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $250,149,804.76

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $250,149,804.76

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,913,525.84

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $255,063,330.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $255,063,330.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $10,904,876.36
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $393,082.07
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $209,000.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $466,784.95
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,002,676.01

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2491%
       b. Prior Monthly Period                                         3.3003%
       c. Second Prior Monthly Period                                  3.5948%

   2.  Three Month Average Base Rate                                   3.3814%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------        ---------------         -----------
Beginning Invested /Transferor Amount             953,920,051.32        750,000,000.00       203,920,051.32
Beginning Adjusted Invested Amount                           N/A        750,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            13,918,203.91         10,942,901.26         2,975,302.65
Collections of Principal Receivables              216,929,922.36        170,556,685.06        46,373,237.29
Defaulted Amount                                    4,261,009.84          3,350,131.26           910,878.58

Ending Invested / Transferor Amounts              946,304,531.31        750,000,000.00       196,304,531.31


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.2100%               1.4500%              2.2200%
Monthly Interest Due                                  665,500.00             77,333.33           140,600.00          883,433.33
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    665,500.00             77,333.33           140,600.00          883,433.33
Investor Default Amount                             2,763,858.29            268,010.50           318,262.47        3,350,131.26
Investor Monthly Fees Due                           1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,460,608.29            445,343.83           577,612.47        5,483,564.59

Reallocated Investor Finance Charge Collections                                                                   10,942,901.26
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.2446%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                665,500.00             77,333.33           140,600.00          883,433.33
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   665,500.00             77,333.33           140,600.00          883,433.33
Ending Certificates Balance                       618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.08

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.08

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $140,600.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $140,600.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,027,893.54

       a. Class A Monthly Interest:                                $665,500.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,763,858.29
       e. Excess Spread:                                         $5,598,535.25

   2.  Class B Available Funds:                                    $875,432.10

       a. Class B Monthly Interest:                                 $77,333.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $798,098.77

   3.  Collateral Available Funds:                               $1,039,575.62

       a. Excess Spread:                                         $1,039,575.62

   4.  Total Excess Spread:                                      $7,436,209.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $216,929,922.36

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $170,556,685.06

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $170,556,685.06

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,350,131.26

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $173,906,816.32

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $173,906,816.32

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $7,436,209.64
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $268,010.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $140,600.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $318,262.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,459,336.67

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.2446%
       b. Prior Monthly Period                                         3.2958%
       c. Second Prior Monthly Period                                  3.5903%

   2.  Three Month Average Base Rate                                   3.3769%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXVII. Series 2003-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations          Interest               Interest
----------------------------------                   -----------        --------------          -----------
Beginning Invested /Transferor Amount             864,887,513.19        680,000,000.00       184,887,513.19
Beginning Adjusted Invested Amount                           N/A        680,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            12,619,171.55          9,921,563.81         2,697,607.74
Collections of Principal Receivables              196,683,129.60        154,638,061.12        42,045,068.48
Defaulted Amount                                    3,863,315.59          3,037,452.34           825,863.25

Ending Invested / Transferor Amounts              857,982,775.06        680,000,000.00       177,982,775.06


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.6900%               1.9000%              2.0000%
Monthly Interest Due                                  828,381.67             64,600.00            90,666.67          983,648.33
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    828,381.67             64,600.00            90,666.67          983,648.33
Investor Default Amount                             2,627,396.27            182,247.14           227,808.93        3,037,452.34
Investor Monthly Fees Due                             980,333.33             68,000.00            85,000.00        1,133,333.33
Investor Additional Amounts Due
Total Due                                           4,436,111.27            314,847.14           403,475.59        5,154,434.01

Reallocated Investor Finance Charge Collections                                                                    9,921,563.81
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.5510%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    588,200,000.00         40,800,000.00        51,000,000.00      680,000,000.00
Interest Distributions                                828,381.67             64,600.00            90,666.67          983,648.33
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   828,381.67             64,600.00            90,666.67          983,648.33
Ending Certificates Balance                       588,200,000.00         40,800,000.00        51,000,000.00      680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $90,666.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $90,666.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,582,152.70

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,627,396.27
       e. Excess Spread:                                         $5,126,374.76

   2.  Class B Available Funds:                                    $595,293.83

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $530,693.83

   3.  Collateral Available Funds:                                 $744,117.29

       a. Excess Spread:                                           $744,117.29

   4.  Total Excess Spread:                                      $6,401,185.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $196,683,129.60

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $154,638,061.12

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $154,638,061.12

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,037,452.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $157,675,513.46

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:             `       $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $157,675,513.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $6,401,185.87
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $182,247.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $90,666.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $227,808.93
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,767,129.81

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5510%
       b. Prior Monthly Period                                         3.6599%
       c. Second Prior Monthly Period                                  4.1800%

   2.  Three Month Average Base Rate                                   3.7969%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                 13.2024%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          13.0542%



XXVIII. Series 2004-1 Certificates
--------------------------------------------------------------------------------------------------------------------------------
                                                       Series           Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations           Interest              Interest
----------------------------------                   -----------        -------------           -----------
Beginning Invested /Transferor Amount           1,017,514,721.40        800,000,000.00       217,514,721.40
Beginning Adjusted Invested Amount                           N/A        800,000,000.00                  N/A
Floating Allocation Percentage                               N/A              78.6229%             21.3771%
Principal Allocation Percentage                              N/A              78.6229%             21.3771%
Collections of Finance Chg. Receivables            14,846,084.17         11,672,428.01         3,173,656.16
Collections of Principal Receivables              231,391,917.18        181,927,130.73        49,464,786.45
Defaulted Amount                                    4,545,077.16          3,573,473.34           971,603.82

Ending Invested / Transferor Amounts            1,009,391,500.07        800,000,000.00       209,391,500.07


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------           ----------               -----

Principal Funding Account                                   0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                      0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                         0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                            0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                     0.00                  0.00                 0.00                0.00

Coupon  April 15, 2004 to May 16, 2004                   1.1800%               1.3500%              1.6500%
Monthly Interest Due                                  700,657.78             72,000.00           105,600.00          878,257.78
Outstanding Monthly Interest Due                            0.00                  0.00                 0.00                0.00
Additional Interest Due                                     0.00                  0.00                 0.00                0.00
Total Interest Due                                    700,657.78             72,000.00           105,600.00          878,257.78
Investor Default Amount                             2,983,850.24            268,010.50           321,612.60        3,573,473.34
Investor Monthly Fees Due                           1,113,333.33            100,000.00           120,000.00        1,333,333.33
Investor Additional Amounts Due
Total Due                                           4,797,841.35            440,010.50           547,212.60        5,785,064.45

Reallocated Investor Finance Charge Collections                                                                   11,672,428.01
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        12.3172%
Base Rate                                                                                                               3.1533%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A               Class B            Interest                Total
--------------------------------------------             -------               -------           ----------               -----

Beginning Certificates Balance                    668,000,000.00         60,000,000.00        72,000,000.00      800,000,000.00
Interest Distributions                                700,657.78             72,000.00           105,600.00          878,257.78
Principal Deposits - Prin. Funding Account                  0.00                  0.00                 0.00                0.00
Principal Distributions                                     0.00                  0.00                 0.00                0.00
Total Distributions                                   700,657.78             72,000.00           105,600.00          878,257.78
Ending Certificates Balance                       668,000,000.00         60,000,000.00        72,000,000.00      800,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution                                  $1.05

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.05

   3.  Amount of the distribution in
       respect of Class A Outstanding
       Monthly Interest                                                  $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class A
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.20

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.20

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                          $5,992,963.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $105,600.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

   5.  The amount distributed to the Collateral Interest
       Holder in respect of remaining Excess Spread:             $5,887,363.56

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,746,477.39

       a. Class A Monthly Interest:                                $700,657.78
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,983,850.24
       e. Excess Spread:                                         $6,061,969.37

   2.  Class B Available Funds:                                    $875,432.10

       a. Class B Monthly Interest:                                 $72,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $803,432.10

   3.  Collateral Available Funds:                               $1,050,518.52

       a. Excess Spread:                                         $1,050,518.52

   4.  Total Excess Spread:                                      $7,915,920.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               78.6229%

   2.  Series 2004-1 Allocable Principal
       Collections:                                            $231,391,917.18

   3.  Principal Allocation Percentage of
       Series 2004-1 Allocable Principal
       Collections:                                            $181,927,130.73

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $181,927,130.73

   6.  Shared Principal Collections from other
       Series allocated to Series 2004-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,573,473.34

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $185,500,604.07

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $72,000,000.00

   2.  Required Collateral Invested Amount:                     $72,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $185,500,604.07

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Principal Distribution:                                             N/A

   3.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2004-1

   1.  Excess Spread:                                            $7,915,920.00
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $268,010.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $105,600.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,333,333.33
  10.  Collateral Default Amount treated as
       Available Principal Collections:                            $321,612.60
  11.  Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
  12.  Deposited to Reserve Account:                                     $0.00
  l3.  Remaining Excess Spread Distributed to Collateral
       Interest Holder:                                          $5,887,363.56

O.   Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.1532%
       b. Prior Monthly Period                                         3.2108%
       c. Second Prior Monthly Period                                  0.0000%

   2.  Three Month Average Base Rate                                   2.1213%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      12.3172%
       b. Prior Monthly Period                                        13.6430%
       c. Second Prior Monthly Period                                  0.0000%

   4.  Three Month Average Series Adjusted Portfolio Yield             8.6534%